SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 6, 2010
               Date of Report (Date of Earliest Event Reported)

                         NATIONAL ASSET RECOVERY CORP
            (Exact name of registrant as specified in its charter)


	NEVADA			333-150135		04-3526451
	(State or other 	(Commission File 	(I.R.S. Employer
	jurisdiction		Number)			Identification No.)
	of incorporation)

                          9000 Burma Road, Suite 103
                         Palm Beach Gardens, FL 33403
             (Address of principal executive offices and Zip Code)


                                (561) 932-1422
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                   ________________________________________

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule
or Standard; Transfer of Listing.

Effective October 6, 2010, National Asset Recovery Corp. (the "Company") had its stock quotation under the symbol "REPO" deleted from the OTC Bulletin Board (the "OTCBB"). The symbol was deleted for factors beyond the Company's control due to various market makers electing to shift their orders from the OTCBB. As a result of not having a sufficient number of market makers providing quotes on the Company's common stock on the OTCBB for four consecutive days, the Company was deemed to be deficient in maintaining a listing standard at the OTCBB pursuant to Rule 15c2-11. That determination was made entirely without the Company's knowledge

The Company now trades exclusively on the OTCQB under the symbol REPO. The OTCQB is a new electronic interdealer quotation system created by Pink OTC Markets, Inc, comparable to the OTCBB whereby all SEC registered companies quoted on the OTC market are eligible to trade. In the last six months, there has been a significant drop off in the number of market makers that quote Bulletin Board stocks as trading has been shifting to the OTCQB.

OTC Bulletin Board Market Markers are now billed participation fees by The Financial Industry Regulatory Authority (FINRA) based on the number of positions during a given month (A position is defined as any quotation that is priced or unpriced, firm or non-firm, one-sided or two-sided, or any indication of interest entered by a Market Maker in an OTCBB security). These fees have made it challenging for market maker firms to maintain markets in a huge number of stocks that are not active. Therefore, market makers are increasingly dropping from making markets in OTCBB stocks, and are rapidly moving to the OTCQB's electronic trading platform (where there are no participation fees) from the OTCBB which is a telephonic only market.

The Company's shares remain tradable under the symbol "REPO" on OTCQB. Investors can obtain a quote on the Company's common stock by going to http;//www.otcmarkets.com, under the symbol "REPO".

While the markets go through this transition, the Company believes it will be beneficial to trade on both the OTCQB and OTCBB. Accordingly, the Company is seeking a new market maker to file a new Form 211 application with FINRA in order to have the Company's stock reinstated on OTCBB.

The Company remains current in all its required SEC filings and with regulators in the jurisdictions in which it operates.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ASSET RECOVERY CORP.


Date: October 13, 2010		By:	/s/ William G. Forhan
				Name:	William G. Forhan
				Title:	Chief Executive Officer
					(Principal Financial and
					Accounting Officer)

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